UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2006
NOBLE ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-07964	73-0785597

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

100 Glenborough, Suite 100
Houston, Texas	77067

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 15, 2006, Noble Energy, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with Coldren Resources LP (“Coldren”) by which the Company agreed to sell to Coldren substantially all of its Gulf of Mexico shelf assets. Total consideration for the sale will be in the form of cash and in the amount of Six Hundred Twenty-Five Million Dollars ($625,000,000), subject to adjustments, including those relating to the exercise of preferential rights or title or environmental defects. Completion of the transaction is subject to customary conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
     The entry into the Agreement was approved by the Company’s Board of Directors prior to execution. The closing of the transaction contemplated in the Agreement is expected to occur by June 30, 2006, with an effective date of March 1, 2006.
     On May 16, 2006, the Company issued a press release announcing its entry into the Agreement. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
     On May 18, 2006, the Company presented an Annual Management Review slide show presentation to analysts at an investor conference. The presentation contains financial and operating guidance for the Company for fiscal years 2006 and 2007. The slide show presentation also includes projections and other “forward-looking statements” within the meaning of the federal securities laws. The slide entitled “Forward-looking Statement” contains important information regarding forward-looking statements that are included in the presentation. Certain slides from the presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference. The entire slide show presentation is available on the Company’s website at www.nobleenergyinc.com.
     The information contained in this Item 7.01 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.
Item 8.01. Other Items.
     On May 16, 2006, the Company also announced a program to purchase up to $500 million of the Company’s outstanding common stock, such purchases to be from time to time on the open market or in negotiated purchases. The timing and amounts of any repurchases will be at management’s discretion and in accordance with securities laws and other legal requirements. The program is subject to reevaluation in the event of changes in market conditions.
     On May 16, 2006, the Company issued a press release announcing the repurchase program. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:
99.1	Press Release dated May 16, 2006.

99.2	Portion of Company slide show presentation to investor conference on May 18, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE ENERGY, INC.
Date: May 18, 2006	By:	/s/ Arnold J. Johnson
Arnold J. Johnson
Vice President, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated May 16, 2006.

99.2	Portion of Company slide show presentation to investor conference on May 18, 2006.